UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 22, 2007

LIBERTY GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard, Englewood, Colorado 80112
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 220-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

On May 22, 2007, certain of our subsidiaries entered into the First Amendment (the Amendment) to the Amended and Restated Operating Agreement dated as of November 26, 2004 of LGI/Sumisho Super Media, LLC, a Delaware limited liability company (Super Media), by and among certain of our subsidiaries and Sumitomo Corporation.  A copy of the Amendment is attached hereto as Exhibit 99.1.

Super Media is the entity formed to combine the ownership interests held by us and by Sumitomo Corporation in Jupiter Telecommunications Co., Ltd. (J:COM).  J:COM is a broadband provider of integrated entertainment, information and communication services in Japan.  As of March 31, 2007, our ownership interest in Super Media was approximately 58.7% and Super Media owned approximately 62.3% of the outstanding J:COM shares.

Pursuant to the previously announced merger of the thematics channel business of Jupiter TV Co., Ltd. into J:COM, each of Sumitomo Corporation and one of our subsidiaries will receive additional shares of J:COM.  Such shares will not be contributed to Super Media, but, pursuant to the Amendment, the shares received by Sumitomo Corporation and our subsidiary will be voted in the same way that Super Media votes its shares of J:COM and will be subject to restrictions on transfer.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Name
99.1

First Amendment dated as of May 22, 2007 to the Amended and Restated Operating Agreement dated November 26, 2004, among Liberty Japan, Inc., Liberty Japan II, Inc., Liberty Global Japan, LLC, f/k/a LMI Holdings Japan, LLC, Liberty Kanto, Inc., Liberty Jupiter, Inc. and Sumitomo Corporation, and, solely with respect to certain provisions thereof, Liberty Media International, Inc.*

* Certain confidential portions have been omitted pursuant to a confidential treatment request separately filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2007

LIBERTY GLOBAL, INC.

By:	/s/ Randy L. Lazzell
Name: Randy L. Lazzell
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name
99.1

First Amendment dated as of May 22, 2007 to the Amended and Restated Operating Agreement dated November 26, 2004, among Liberty Japan, Inc., Liberty Japan II, Inc., Liberty Global Japan, LLC, f/k/a LMI Holdings Japan, LLC, Liberty Kanto, Inc., Liberty Jupiter, Inc. and Sumitomo Corporation, and, solely with respect to certain provisions thereof, Liberty Media International, Inc.*

* Certain confidential portions have been omitted pursuant to a confidential treatment request separately filed with the Securities and Exchange Commission.